UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2010

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida		33602
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01: Other Events

See the press release dated December 1, 2010, attached as Exhibit 99.1 and incorporated herein by reference, regarding Tampa Electric Company’s announcement of the amendment of its exchange offer previously announced on November 9, 2010, and extension of the early participation date.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated December 1, 2010, attached as Exhibit 99.1 and incorporated herein by reference, regarding Tampa Electric Company’s announcement of the amendment of its exchange offer previously announced on November 9, 2010, and extension of the early participation date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2010	TAMPA ELECTRIC COMPANY
(Registrant)

/s/ Sandra W. Callahan
Sandra W. Callahan
Vice President-Finance and Accounting and Chief Financial Officer (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated December 1, 2010, regarding Tampa Electric Company’s announcement of the amendment of its exchange offer previously announced on November 9, 2010, and extension of the early participation date.